UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	001-09583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road, Suite 301 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1 per share	MBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including Exhibit 99.1 to this Form 8-K, is being furnished, not filed, pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K.

On November 5, 2019, MBIA Inc. (“MBIA”) issued a press release announcing its results of operations for the quarter ended September 30, 2019.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 7.01. REGULATION FD DISCLOSURE.

The following information is being furnished, not filed, pursuant to Item 7.01 - Regulation FD Disclosure of Form 8-K.  Information contained on MBIA’s Web sites is not incorporated by reference into this Current Report on Form 8-K.

On November 5, 2019, MBIA will post on its Web site, www.mbia.com, under the section “Investor Relations – Financial Information – Operating Supplements,” a Quarterly Operating Supplement for the third quarter of 2019 and under the section “Investor Relations – Financial Information – Statutory Statements,” 2019 Quarterly Statements for each of MBIA Insurance Corporation and National Public Finance Guarantee Corporation.   MBIA will also post on its Web site, under the section “Selected Exposures,” certain information on the Company’s insured portfolios as of September 30, 2019.  The information will be posted as “MBIA Corp.’s Structured Finance Insured Portfolio,” “MBIA Corp.’s Non-U.S. Public Finance Insured Portfolio” and “National Public Finance Guarantee Corporation’s Insured Portfolio.”  Information on National Public Finance Guarantee Corporation’s insured portfolio as of September 30, 2019 will also be posted on National Public Finance Guarantee Corporation’s Web site, www.nationalpfg.com, under the selection “Insured Portfolio.”  Additional exposure information on certain credits insured by National Public Finance Guarantee Corporation will be posted on National Public Finance Guarantee Corporation’s Web site, www.nationalpfg.com, under the selection “Selected Exposures.”

On or about November 6, 2019, MBIA will also post on its Web site, www.mbia.com, under the section “Investor Relations – Investor Inquiries/FAQs,” updated Frequently Asked Questions.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release issued by MBIA Inc., dated November 5, 2019, announcing its results of operations for the quarter ended September 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

	By:	/s/ Jonathan C. Harris
Jonathan C. Harris
General Counsel
Date: November 5, 2019